Exhibit 99.1

ChannelAdvisor Reports Record Second Quarter 2021 Results;
Revenue and Adjusted EBITDA Exceed Guidance
Subscription revenue growth accelerates to 25% year-over-year
Revenue from brands increases 39% year-over-year

Research Triangle Park, NC - August 5, 2021 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today reported financial results for the quarter ended June 30, 2021.

Second Quarter 2021 Highlights
GAAP
• Record revenue of $41.5 million, up 11% year-over-year
• Subscription revenue growth accelerated to 25% year-over-year
• Brands revenue increased 39% year-over-year
• Brands subscription revenue growth of 54% year-over-year and represented 44% of total subscription revenue
• Brands customer count increased 45% year-over-year
• Cash and cash equivalents were $90.4 million, an increase of $26.5 million since June 30, 2020 and an increase of $8.0 million since March 31, 2021
• Operating cash flow increased 19% year-over-year to $9.2 million

Non-GAAP
•Adjusted EBITDA of $9.3 million and adjusted EBITDA margin of 22%
•Free cash flow for the six months ended June 30, 2021 increased 35% year-over-year to $15.5 million, or $0.49 per diluted share based on 31.3 million diluted weighted average shares outstanding

“We enjoyed continued strong momentum in Q2, with record revenue and strong adjusted EBITDA, both of which exceeded our guidance for the quarter,” said David Spitz, ChannelAdvisor’s chief executive officer. “Our focus on brands, product innovation, channel expansion, and strong sales and revenue retention drove another quarter of accelerating subscription revenue growth. Demand for our products has remained very strong as brands continue to accelerate their digital transformation strategies.”
Recent Business Highlights
We believe the following highlights are additional indicators of our position as a leading multichannel commerce platform for brands:
•Continued product innovation: To help brands deliver a seamless shopping experience, ChannelAdvisor expanded its Shoppable Media offering. In addition to directing purchase-ready shoppers to authorized stores and retail sites, brands using the new Buy Online feature can display retailers offering curbside pickup or in-store delivery. ChannelAdvisor also launched Product Tags, which provide insights that help brands quickly identify and take action on categories such as Top Sellers and Recently Sold Out products.

Exhibit 99.1
•Continued channel expansion: ChannelAdvisor remains laser-focused on global channel expansions to help address the evolving business needs of brands and retailers worldwide. With the recent addition of more than 20 new integrations, ChannelAdvisor now supports over 190 channels. New global integrations include Zalando (EE, HR, LT, LV, SI, SK), Rakuten (JP), MyUS.com (US, UK) and JOOM (US, DE, ES, IT, NL). The company also added support for first-party integrations with Petco (US), Home Depot (CA), Chewy (US), Lowes (CA), Penny (DE) and Myer (AU).

•New customers: ChannelAdvisor recently added notable new customers including 3M, Kodak, Reckitt Benckiser, Remy Cointreau and Salomon SAS and strategic partner TikTok. ChannelAdvisor also expanded its relationship with customers such as Clorox and SkullCandy.

•Employee Engagement: ChannelAdvisor recently received the Triangle Business Journal’s 2021 Best Places to Work Award for the seventh time. The annual workplace competition recognizes companies for creating a work environment that employees value. ChannelAdvisor also adopted a flexible work policy, giving employees the freedom to choose to work remotely, in-office, or a mix based on their needs. By allowing employees to decide what works best for them individually, ChannelAdvisor has empowered employees to be their best while also expanding our talent pool globally.
Financial Outlook
Based on the information available as of today, ChannelAdvisor is issuing guidance for its third quarter 2021.

(in millions, except percentages)	Q3 2021
Revenue	$41.3 - $41.7
Y/Y Growth	17% - 18%
Adjusted EBITDA	$6.8 - $7.2
As a Percentage of Revenue (at the midpoint)	17%
Stock-based Compensation Expense	$2.8 - $3.2
Weighted Average Shares Outstanding	30.0

Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor Second Quarter 2021 Financial Results Conference Call
When:	Thursday, August 5, 2021
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 8435457, Toll Free
(704) 288-0612, Passcode 8435457, Toll
Webcast:	http://ir.channeladvisor.com (live and replay)

Exhibit 99.1

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted EBITDA and adjusted EBITDA margin, and free cash flow and free cash flow per diluted share. We also may provide information regarding non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations and non-GAAP operating margin. Adjusted EBITDA and adjusted EBITDA margin exclude depreciation, amortization, income tax (benefit) expense, net interest expense, and stock-based compensation expense. For 2021 only, adjusted EBITDA excluded the change in fair value of acquisition-related contingent consideration. For 2020 only, adjusted EBITDA included transaction costs associated with our July 2020 acquisition of BlueBoard. Adjusted EBITDA margin is equal to adjusted EBITDA divided by GAAP revenue. Free cash flow is cash flow from operations, reduced by purchases of property and equipment and payment of capitalized software development costs. Non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating expenses exclude stock-based compensation expense and, as applicable, the change in fair value of acquisition-related contingent consideration and transaction costs. Non-GAAP gross margin is equal to non-GAAP gross profit divided by GAAP revenue. Non-GAAP operating margin is equal to non-GAAP income from operations divided by GAAP revenue.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading e-commerce cloud platform whose mission is to connect and optimize the world’s commerce. For over two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers around the world, optimizing their operations for peak performance and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their sales and optimize fulfillment on channels such as Amazon, eBay, Facebook, Google, Walmart, and hundreds more. For more information, visit www.channeladvisor.com.

Exhibit 99.1

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance for the third quarter 2021 and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2021, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the impact of the COVID-19 pandemic on global economic conditions and on our revenues and financial performance; our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our international operations; our ability to align our expenses with revenue; and risks related to security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.

###

Investor Contact:
Raiford Garrabrant
ChannelAdvisor Corporation
raiford.garrabrant@channeladvisor.com
919-228-4817

Media Contact:
Tamara Gibbs
ChannelAdvisor Corporation
tamara.gibbs@channeladvisor.com
919-249-9798

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30, 2021	December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$90,351	$71,545
Accounts receivable, net of allowance of $407 and $417 as of June 30, 2021 and December 31, 2020, respectively	25,261	24,705
Prepaid expenses and other current assets	15,209	13,874
Total current assets	130,821	110,124
Operating lease right of use assets	6,302	8,141
Property and equipment, net	7,898	8,707
Goodwill	30,990	30,990
Intangible assets, net	3,585	4,155
Deferred contract costs, net of current portion	16,291	14,040
Long-term deferred tax assets, net	4,426	3,551
Other assets	886	953
Total assets	$201,199	$180,661
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$818	$158
Accrued expenses	15,837	14,008
Deferred revenue	27,040	22,819
Other current liabilities	5,717	6,029
Total current liabilities	49,412	43,014
Long-term operating leases, net of current portion	2,944	5,394
Other long-term liabilities	1,688	2,162
Total liabilities	54,044	50,570
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of June 30, 2021 and December 31, 2020	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,830,607 and 29,020,424 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	30	29
Additional paid-in capital	295,950	288,842
Accumulated other comprehensive loss	(1,157)	(1,095)
Accumulated deficit	(147,668)	(157,685)
Total stockholders' equity	147,155	130,091
Total liabilities and stockholders' equity	$201,199	$180,661

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$41,543	$37,443	$80,709	$69,475
Cost of revenue (1) (2)	9,533	7,053	17,941	14,116
Gross profit	32,010	30,390	62,768	55,359
Operating expenses (1) (2):
Sales and marketing	15,159	12,619	29,791	24,959
Research and development	5,908	4,543	11,435	9,344
General and administrative	6,835	6,033	11,717	11,768
Total operating expenses	27,902	23,195	52,943	46,071
Income from operations	4,108	7,195	9,825	9,288
Other (expense) income:
Interest (expense) income, net	(33)	85	(66)	211
Other (expense) income, net	(5)	31	(135)	39
Total other (expense) income	(38)	116	(201)	250
Income before income taxes	4,070	7,311	9,624	9,538
Income tax (benefit) expense	(490)	325	(393)	545
Net income	$4,560	$6,986	$10,017	$8,993
Net income per share:
Basic	$0.15	$0.25	$0.34	$0.32
Diluted	$0.15	$0.24	$0.32	$0.31
Weighted average common shares outstanding:
Basic	29,764,013	28,489,086	29,530,369	28,325,426
Diluted	31,402,695	29,700,524	31,269,427	29,362,886

(1) Includes stock-based compensation as follows:
Cost of revenue	$264	$238	$496	$557
Sales and marketing	996	777	1,816	1,517
Research and development	690	543	1,302	1,223
General and administrative	1,626	998	3,010	2,173
	$3,576	$2,556	$6,624	$5,470

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,107	$1,029	$2,309	$2,005
Sales and marketing	112	156	271	311
Research and development	44	64	107	134
General and administrative	384	273	792	550
	$1,647	$1,522	$3,479	$3,000

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities
Net income	$10,017	$8,993
Adjustments to reconcile net income to cash and cash equivalents provided by operating activities:
Depreciation and amortization	3,479	3,000
Bad debt expense	47	504
Stock-based compensation expense	6,624	5,470
Deferred income taxes	(893)	532
Other items, net	(1,760)	(420)
Changes in assets and liabilities:
Accounts receivable	(527)	(2,426)
Prepaid expenses and other assets	(318)	(850)
Deferred contract costs	(3,282)	(901)
Accounts payable and accrued expenses	(249)	1,177
Deferred revenue	4,448	(1,623)
Cash and cash equivalents provided by operating activities	17,586	13,456
Cash flows from investing activities
Purchases of property and equipment	(494)	(580)
Payment of software development costs	(1,631)	(1,407)
Cash and cash equivalents used in investing activities	(2,125)	(1,987)
Cash flows from financing activities
Repayment of finance leases	(8)	(1,415)
Proceeds from exercise of stock options	3,722	2,134
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(342)	—
Cash and cash equivalents provided by financing activities	3,372	719
Effect of currency exchange rate changes on cash and cash equivalents	(27)	(98)
Net increase in cash and cash equivalents	18,806	12,090
Cash and cash equivalents, beginning of period	71,545	51,785
Cash and cash equivalents, end of period	$90,351	$63,875

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$41,543	$37,443	$80,709	$69,475

Gross profit (GAAP)	$32,010	$30,390	$62,768	$55,359
Plus: Stock-based compensation expense included within cost of revenue	264	238	496	557
Gross profit (Non-GAAP)	$32,274	$30,628	$63,264	$55,916
Gross margin (GAAP)	77.1%	81.2%	77.8%	79.7%
Gross margin (Non-GAAP)	77.7%	81.8%	78.4%	80.5%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating expenses (GAAP)	$27,902	$23,195	$52,943	$46,071
Less: Stock-based compensation expense included within operating expenses	3,312	2,318	6,128	4,913
Less: Contingent consideration fair value adjustment included within operating expenses	—	—	(1,313)	—
Less: Transaction costs in connection with acquisition included within operating expenses	—	265	—	265
Operating expenses (Non-GAAP)	$24,590	$20,612	$48,128	$40,893

Reconciliation of GAAP Income from Operations and GAAP Operating Margin to Non-GAAP Income from Operations and Non-GAAP Operating Margin
(unaudited; dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$41,543	$37,443	$80,709	$69,475

Income from operations (GAAP)	$4,108	$7,195	$9,825	$9,288
Plus: Stock-based compensation expense	3,576	2,556	6,624	5,470
Less: Contingent consideration fair value adjustment	—	—	(1,313)	—
Plus: Transaction costs in connection with acquisition	—	265	—	265
Income from operations (Non-GAAP)	$7,684	$10,016	$15,136	$15,023
Operating margin (GAAP)	9.9%	19.2%	12.2%	13.4%
Operating margin (Non-GAAP)	18.5%	26.7%	18.8%	21.6%

Reconciliation of GAAP Net Income to Non-GAAP Net Income
(unaudited; in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (GAAP)	$4,560	$6,986	$10,017	$8,993
Plus: Stock-based compensation expense	3,576	2,556	6,624	5,470
Less: Contingent consideration fair value adjustment	—	—	(1,313)	—
Plus: Transaction costs in connection with acquisition	—	265	—	265
Net income (Non-GAAP)	$8,136	$9,807	$15,328	$14,728

Reconciliation of GAAP Net Income to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (GAAP)	$4,560	$6,986	$10,017	$8,993
Adjustments:
Interest expense (income), net	33	(85)	66	(211)
Income tax (benefit) expense	(490)	325	(393)	545
Depreciation and amortization expense	1,647	1,522	3,479	3,000
Total adjustments	1,190	1,762	3,152	3,334
EBITDA	5,750	8,748	13,169	12,327
Stock-based compensation expense	3,576	2,556	6,624	5,470
Contingent consideration fair value adjustment	—	—	(1,313)	—
Transaction costs in connection with acquisition	—	265	—	265
Adjusted EBITDA	$9,326	$11,569	$18,480	$18,062

Free Cash Flow Reconciliation
(unaudited; in thousands except share and per share data)
	Six Months Ended June 30,
	2021	2020
Cash and cash equivalents provided by operating activities	$17,586	$13,456
Less: Purchases of property and equipment	(494)	(580)
Less: Payment of capitalized software development costs	(1,631)	(1,407)
Free cash flow	$15,461	$11,469

Diluted weighted average shares outstanding	31,269,427	29,362,886
Free cash flow per diluted share	$0.49	$0.39

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Third Quarter 2021
	Low	High
Net income (estimate)	$1.4	$2.5
Adjustments (estimates):
Interest (income) expense, net	0.1	0.0
Income tax expense	0.4	0.3
Depreciation and amortization expense	1.7	1.6
Total adjustments	2.2	1.9
EBITDA	3.6	4.4
Stock-based compensation expense (estimate)	3.2	2.8
Adjusted EBITDA guidance (floor)	$6.8	$7.2